Exhibit 10.65

Power of Attorney

Shareholder: Jianguo Xue (“Pledgor”)

Attorney-in-fact: Beijing Ambow Chuangying Education Technology Co., Ltd. (“Ambow Chuangying”)

In accordance with the Share Pledge Agreement executed by Jianguo Xue on June 29, 2017(“Pledge Agreement”), by executing this power of attorney (the “POA”), the Pledgor hereby appoints Ambow Chuangying as his attorney-in-fact (“Attorney-in-fact”) to (i) attend the shareholder meetings of Beijing Ambow Shida Education Technology Co., Ltd. (“Ambow Shida”) and exercise all voting rights to which the Pledgor is entitled as a shareholder of Ambow Shida, including without limitation selling, transferring, pledging, or disposing of all or any part of the Pledgor’s equity interest; (ii) sign any resolutions adopted by the Board of Ambow Shida and any other documents requiring to be signed by the shareholders of Ambow Shida ; and (iii) nominate and appoint the legal representative, executive director and/or director, supervisor, general manager and other senior management personnel of Ambow Shida as the Pledgor’s authorized representative.

The Attorney-in-fact shall act in good faith for the purpose of maximizing the value of the Pledged Equity (as defined in the Pledge Agreement), and its acts shall be in compliance with applicable Chinese laws and regulations in all respects. Any act performed by and any document executed by the Attorney-in-fact hereunder shall be deemed the act performed by or the document executed by the Pledgor.

This POA shall come into effect upon the date of execution. Unless terminated as agreed, this POA shall be irrevocable and remain effective during the Term of Pledge (as defined in the Pledge Agreement).

By:	/s/
Jianguo Xue

Date:	June 29, 2017

Power of Attorney

Shareholder: Xuejun Xie (“Pledgor”)

Attorney-in-fact: Beijing Ambow Chuangying Education Technology Co., Ltd. (“Ambow Chuangying”)

In accordance with the Share Pledge Agreement executed by Xuejun Xie on June 29, 2017 (“Pledge Agreement”), by executing this power of attorney (the “POA”), the Pledgor hereby appoints Ambow Chuangying as his attorney-in-fact (“Attorney-in-fact”) to (i) attend the shareholder meetings of Beijing Ambow Shida Education Technology Co., Ltd. (“Ambow Shida”) and exercise all voting rights to which the Pledgor is entitled as a shareholder of Ambow Shida , including without limitation selling, transferring, pledging, or disposing of all or any part of the Pledgor’s equity interest; (ii) sign any resolutions adopted by the Board of Ambow Shida and any other documents requiring to be signed by the shareholders of Ambow Shida; and (iii) nominate and appoint the legal representative, executive director and/or director, supervisor, general manager and other senior management personnel of Ambow Shida as the Pledgor’s authorized representative.

The Attorney-in-fact shall act in good faith for the purpose of maximizing the value of the Pledged Equity (as defined in the Pledge Agreement), and its acts shall be in compliance with applicable Chinese laws and regulations in all respects. Any act performed by and any document executed by the Attorney-in-fact hereunder shall be deemed the act performed by or the document executed by the Pledgor.

This POA shall come into effect upon the date of execution. Unless terminated as agreed, this POA shall be irrevocable and remain effective during the Term of Pledge (as defined in the Pledge Agreement).

By:	/s/
Xuejun Xie

Date:	June 29, 2017